SUPPLEMENT TO

Calvert Short Duration Income Fund

Statement of Additional Information dated January 31, 2002

Date of Supplement: September 30, 2002

The Fund now offers Class C shares. Please note on page 18 of the Statement of Additional Information that the annual administrative service fee on Class C shares is 0.30% of that Class' average daily net assets. Further note that expenses under the Fund's Rule 12b-1 Distribution Plans may not exceed, on an annual basis, 0.50% and 1.00% of the average daily net assets of the Fund's Class A and Class C shares, respectively. However, the Fund's Board of Trustees has determined that, until further action by the Board, Class A distribution expenses shall not exceed 0.25% of average daily net assets.